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                                                                    EXHIBIT 23.1






                         INDEPENDENT AUDITORS' REPORT




The Partners
Marcus Cable Company, L.P.:




We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.





                                        KPMG Peat Marwick LLP




Dallas, Texas
April 24 , 1997